SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 9, 2007

Highlands Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33681	20-8924044
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Paragon Drive, Suite 125 Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 573-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.    Financial Statements and Exhibits

On October 9, 2007, Highlands Acquisition Corp. (the “Company”) announced that it completed its initial public offering (the “IPO”) of 12,000,000 units at an offering price of $10.00 per unit and a private placement of 3,250,000 warrants at a purchase price of $1.00 per warrant, which generated aggregate gross proceeds of $123,250,000.  Audited financial statements as of October 9, 2007 reflecting receipt of the proceeds upon consummation of the IPO and the private placement of warrants have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

(d)

Exhibits.

Exhibit

Description

99.1

Audited Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2007

HIGHLANDS ACQUISITION CORP.

By: /s/ Philip A. Baratelli Name: Philip A. Baratelli Title: Chief Financial Officer

Exhibit Index

Number	Exhibit
99.1	Audited Financial Statements